Warrant Liability	12 Months Ended
Dec. 31, 2021
Disclosure Of Reserves Within Equity [Abstract]
Warrant Liability

24. WARRANT LIABILITY

On May 13, 2021, the Company entered into a subscription agreement with an institutional investor relating to the offer and sale of 20,809,850 ordinary shares of the Company, par value US$0.0001 per share, in a private placement at a purchase price of US$14.41625 per ordinary share (the “PIPE Offering”). The total proceeds from the PIPE Offering is US$300.0million. Pursuant to the subscription agreement, the Company also agreed to issue and sell concurrently with the PIPE offering a warrant (the “Warrant”) exercisable for up to an aggregate of 10,000,000 ordinary shares (such transaction together with the PIPE Offering, the “Transactions”). The Transactions were completed on May 21, 2021(the “Closing Date”). The Warrant is exercisable, in whole or in part, at an exercise price of US$20.00 per ordinary share, at any time prior to the two-year anniversary of the Closing Date.

The Warrant is accounted for as a financial liability because the Warrant may be net share settleable at the holder’s option. The fair value of the warrant liability is assessed at US$81.7 million and is recognized upon closing of the Transactions. As of December 31, 2021, the fair value of the Warrant was assessed at US$87.9 million. A fair value loss of US$6.2 million was recorded in profit or loss for the year ended December 31, 2021 due to change of the fair value. Management considered that there is no significant change of the Company’s own credit risk that drives the fair value change of the warrant liability during the year ended December 31, 2021.

The movement of the warrant liability is set out as below:

Total
US$’000
At January 1, 2021	—
Issuance of the warrant liability	81,700
Fair value loss of the warrant liability	6,200
At December 31, 2021	87,900